                                                                   EXHIBIT 25.1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                       ON FORM T-1 OF MARINE MIDLAND BANK



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                          ----------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)
                               -----------------

                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)


New York                                   16-1057879
(Jurisdiction of incorporation             (I.R.S. Employer
 or organization if not a U.S.             Identification No.)
 national bank)

140 Broadway, New York, N.Y.              10005-1180
(212) 658-1000                            (Zip Code)
(Address of principal executive offices)


                                  Eric Parets
                             Senior Vice President
                              Marine Midland Bank
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-6560
           (Name, address and telephone number of agent for service)

                          BROADBAND TECHNOLOGIES, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                      56-1615990
(State or other jurisdiction              (I.R.S. Employer
 of incorporation or organization)         Identification No.)

4024 Stirrup Creek Drive, P.O. Box 13737
Durham, North Carolina                        27709-3737
(919) 544-0115                                (Zip Code)
(Address of principal executive offices)

                               CONVERTIBLE NOTES
                        (Title of Indenture Securities)

                                    General

Item 1. General Information.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16.  List of Exhibits.


Exhibit
- -------
T1A(i)                                     *       -        Copy of the Organization Certificate of Marine Midland Bank.

T1A(ii)                                            *        -        Certificate of the State of New York Banking Department dated
                                                                     December 31, 1993 as to the authority of Marine Midland Bank to commence business.

T1A(iii)                                                    -        Not applicable.

T1A(iv)                                            *        -        Copy of the existing By-Laws of Marine Midland Bank as
                                                                     adopted on January 20, 1994.

T1A(v)                                             -        Not applicable.

T1A(vi)                                            *        -        Consent of Marine Midland Bank required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)                                                    -        Copy of the latest report of condition of the
                                                                     trustee (March 31, 1996), published pursuant to law
                                                                     or the requirement of its supervisory or examining
                                                                     authority.

T1A(viii)                                                   -        Not applicable.

T1A(ix)                                                     -        Not applicable.


         * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 19th day of July 1996.



                                        MARINE MIDLAND BANK


                                        By: /s/ Frank J. Godino
                                            -----------------------------
                                                Frank J. Godino
                                                Corporate Trust Officer

                                                               EXHIBIT T1A (VII)

                                               Board of Governors of the Federal
                                               Reserve System
                                               OMB Number: 7100-0036
                                               Federal Deposit Insurance
                                                 Corporation
                                               OMB Number: 3064-0052
                                               Office of the Comptroller of the
                                                 Currency
                                               OMB Number: 1557-0081



FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL       Expires March 31, 1999

This financial information has not been reviewed, or confirmed
1 for accuracy or relevance, by the Federal Reserve System.
                                                        Please refer to page i,
                                                        Table of Contents, for
                                                        the required disclosure
                                                        of estimated burden.


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
                                                              (950630)
REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1996               (RCRI 9999)


This report is required by law; 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).







NOTE: The Reports of Condition and Income must be signed by
an authorized officer and the Report of Condition must be
attested to by not less than two directors (trustees) for
State nonmember banks and three directors for State member
and National Banks.
I, Gerald A. Ronning, Executive VP & Controller
   --------------------------------------------
     Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.




/s/ Gerald A. Ronning
- ----------------------------------
Signature of Officer Authorized to Sign Report

            4/25/96
- ----------------------------
   Date of Signature



FOR BANKS SUBMITTING HARD COPY REPORT FORMS:
STATE MEMBER BANK: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original and copy to special return address envelope provided. If express mail is used in lieu of the special return address envelope, return he original only to the FDIC, c/o Quality Data Systems, 2127
Espey Court, Suite 204, Crofton, MD 21114.


FDIC Certificate Number        0   0  5   8  9
                               ---------------
                                  (RCRI 9030)





This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Bankig Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.
NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.




      /s/ Henry J. Nowak
- -------------------------------------
Director (Trustee)

     /s/ Bernard J. Kennedy
- -------------------------------------
Director (Trustee)

    /s/ James H. Cleave
- -------------------------------------
Director (Trustee)






NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

                NOTICE
This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
Marine Midland Bank              of Buffalo
          Name of Bank                City


in the state of New York, at the close of business
March 31, 1996


ASSETS

                                                                                      Thousands
                                                                                      of dollars
Cash and balances due from depository
institutions:

   Noninterest-bearing balances
   currency and coin....................................
                                                                                     $ 1,344,915
   Interest-bearing balances ...........................
                                                                                       1,536,664
   Held-to-maturity securities..........................
                                                                                               0
   Available-for-sale securities........................
                                                                                       3,338,156

Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

   Federal funds sold...................................
                                                                                         439,200
   Securities purchased under
   agreements to resell.................................
                                                                                         323,578

Loans and lease financing receivables:

   Loans and leases net of unearned
   income...............................                            13,404,283
   LESS: Allowance for loan and lease
   losses...............................                               470,421
   LESS: Allocated transfer risk reserve                                     0

   Loans and lease, net of unearned
   income, allowance, and reserve.......................
                                                                                      12,933,862
   Trading assets.......................................
                                                                                         818,882
   Premises and fixed assets (including
   capitalized leases)..................................
                                                                                         177,937

Other real estate owned.................................
                                                                                           4,004
Investments in unconsolidated
subsidiaries and associated companies...................
                                                                                               0
Customers' liability to this bank on
acceptances outstanding.................................
                                                                                          24,688
Intangible assets.......................................
                                                                                          60,829
Other assets............................................
                                                                                         436,079
Total assets............................................
                                                                                      21,438,794

LIABILITIES
Deposits:
   In domestic offices..................................
                                                                                     13,972,231

   Noninterest-bearing..................                             3,227,485
   Interest-bearing.....................                            10,744,746

In foreign offices, Edge, and Agreement
subsidiaries, and IBFs..................................
                                                                                      2,915,229

   Noninterest-bearing..................                                     0
   Interest-bearing.....................                             2,915,229

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

   Federal funds purchased..............................
                                                                                        759,940
   Securities sold under agreements to
   repurchase...........................................
                                                                                        809,703
Demand notes issued to the U.S. Treasury
                                                                                        111,294
Trading Liabilities.....................................
                                                                                        323,875

Other borrowed money:
   With original maturity of one year
   or less..............................................
                                                                                         83,438
   With original maturity of more than
   one year.............................................
                                                                                              0
Mortgage indebtedness and obligations
under capitalized leases................................
                                                                                         34,696
Bank's liability on acceptances
executed and outstanding................................
                                                                                         24,688
Subordinated notes and debentures.......................
                                                                                        225,000
Other liabilities.......................................
                                                                                        467,094
Total liabilities.......................................
                                                                                     19,727,188
Limited-life preferred stock and
related surplus.........................................
                                                                                              0

EQUITY CAPITAL

Perpetual preferred stock and related
surplus.................................................
                                                                                              0
Common Stock............................................
                                                                                        185,000
Surplus.................................................
                                                                                      1,633,098
Undivided profits and capital reserves..................
                                                                                       (115,039)
Net unrealized holding gains (losses)
on available-for-sale securities........................
                                                                                          8,547
Cumulative foreign currency translation
adjustments.............................................
                                                                                              0
Total equity capital....................................
                                                                                      1,711,606
Total liabilities, limited-life
preferred stock, and equity capital.....................
                                                                                     21,438,794